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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.18

                                    AMENDMENT

This Amendment to the Production and Manufacturing Agreement between GTx and ChemSyn is effective September 29, 2003.

GTx and CSL hereby agree to replace the original Fixed Fee Payment provision of the Agreement with the following:

Fixed Fee Payment. Upon execution of this Agreement, EPPS will invoice a milestone payment of [* ] at the initiation of each phase of a GTx approved project or Addendum adding Services to this Agreement. [ * ] of the remaining Project Fee for each such Service will be deemed earned by EPPS and due and payable to it upon completion of each such Service. Completion of Service will be defined as when EPPS has Product packaged, batch records reviewed and the product is ready for shipment or is waiting for independent laboratory results to complete the certificate of analysis. The final [ * ] of the Project Fee for each Service shall be due and payable to EPPS upon EPPS's completion of the Service and delivery of copies of any applicable Batch Records to GTx in accordance with this Agreement. All payments are to be made by GTx within [ * ] of EPPS's issuance of its invoice.

Agreed by:


ChemSyn (EaglePicher):                      GTx:

By: /s/ Emily S. Russell                    By: /s/ Henry P. Doggrell
    -------------------------------------      -------------------------------
Name: Emily S. Russell                      Name: Henry P. Doggrell
      -----------------------------------        -----------------------------
Title: Contracts Manager and Legal          Title: General Counsel / Secretary
       ----------------------------------          ---------------------------
       Administrator
       ----------------------------------

Date: 9-29-03                               Date: 9-30-03
      -----------------------------------         ----------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAIN DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.